UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐            Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting material Pursuant to §240.14a-12

Crown Castle Inc.

(Name of Registrant as Specified in Its Charter)

BOOTS PARALLEL 1, LP

BOOTS, LP

BOOTS GP, LLC

BOOTS CAPITAL MANAGEMENT, LLC

4M MANAGEMENT PARTNERS, LLC

4M INVESTMENTS, LLC

WRCB, L.P.

CHARLES CAMPBELL GREEN III

DAVID P. WHEELER

THEODORE B. MILLER, JR.

TRIPP H. RICE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

Boots Capital Management, LLC (“Boots Capital”), together with the other Participants named herein (“Boots”), have filed a definitive proxy statement and accompanying GOLD universal proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for, among other matters, the election of their slate of director nominees at the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) of Crown Castle Inc., a Delaware corporation (“Crown Castle” or the “Corporation”). From time to time, Crown Castle and the other participants named herein may refer shareholders of the Corporation to such materials reproduced herein, recent articles or other materials.

On May 14, 2024, Boots Capital issued a press release relating to the Corporation, a copy of which is posted to the Boots Capital campaign website at www.RebootCrownCastle.com (the “Website”) and is set forth below. Boots Capital also updated the Website homepage with the content filed herewith as Exhibit 1.

LEADING PROXY ADVISORY FIRM GLASS LEWIS RECOMMENDS CROWN CASTLE SHAREHOLDERS VOTE “FOR” BOOTS CAPITAL NOMINEES TED B. MILLER AND CHARLES C. GREEN

Glass Lewis Concludes Boots Capital Presents a “Compelling Case” for Change

Recommends Shareholders Elect Ted. B. Miller and Charles C. Green to Replace Crown Castle’s Long-Tenured Incumbent Directors Cindy Christy and Ari Fitzgerald

Boots Capital Urges Shareholders to Vote the GOLD Proxy Card "FOR" Boots Capital's Four Highly Qualified Director Nominees and "WITHHOLD" on ALL Crown Castle Nominees

HOUSTON – May 14, 2024 – Boots Capital Management, LLC ("Boots Capital"), an investment vehicle led by Ted B. Miller, co-founder and former Chief Executive Officer of Crown Castle Inc., (NYSE: CCI) ("Crown Castle" or the "Company"), today announced that Glass Lewis & Co. (“Glass Lewis”), a leading independent proxy advisory firm, has recommended that Crown Castle shareholders vote on Boots Capital’s GOLD proxy card “FOR” the election of Boots Capital nominees Ted B. Miller and Charles C. Green, and “WITHOLD” from Crown Castle’s nominees Cindy Christy and Ari Fitzgerald in connection with Crown Castle’s Annual Meeting to be held on May 22, 2024.

In its report, Glass Lewis concluded that Boots Capital has “put forth a credible slate of nominees, as well as reasonable suggestions for the Company that we believe should earnestly warrant greater consideration by the Board” and there is “room for improvement at the Board level” at Crown Castle.

Ted Miller commented, “We are pleased that Glass Lewis agrees that new leadership is needed on the Crown Castle Board to add meaningful tower company operating experience and help restore value for all shareholders. Glass Lewis’s recommendation for the election of two of our nominees supports our belief that Crown Castle’s Board should be held accountable for years of value destruction, significant underperformance relative to its peers and poor decision making over the last decade.

“While Glass Lewis has recognized our nominees have the operational expertise, plan, tower industry experience, and leadership skills to restore value at Crown Castle, we continue to believe that the election of our four nominees is ideal to effect the changes that Glass Lewis agrees are needed at Crown Castle. Shareholders deserve a more capable Board with a detailed plan that will help restore credibility, leadership, and operational excellence to Crown Castle and create long-term value.”

In making its recommendation “FOR” Boots Capital’s nominees, Glass Lewis* noted the following:

•	“We believe shareholders should support the election of Dissident Nominees Miller and Green, both of whom are former executives of the Company and appear to us to have extensive operational and execution experience in the tower industry… Accordingly, we recommend that shareholders vote on the Dissident Group’s GOLD proxy card.”

With respect to Ted B. Miller and Charles C. Green, Glass Lewis stated:

•	“In our view, Messrs. Miller and Green have been deeply enmeshed in the tower industry throughout their careers, and we believe this experience could be particularly beneficial to the Company at a time when the prevailing market view is that the Company should look to move away from its fiber business and focus more on its tower business.”

With respect to Crown Castle Board’s nominees, Glass Lewis said:

•	“One-third of the Company's board still comprises long-tenured directors who we believe bear the responsibility for overseeing the Company's extended period of underperformance and concerning governance missteps.”

To ensure the election of Ted B. Miller, Charles C. Green, David P. Wheeler, and Tripp H. Rice, it is essential that all Crown Castle shareholders vote the GOLD proxy card "FOR" Boots Capital's highly qualified director nominees – Ted Miller, Charles Green, David Wheeler, and Tripp Rice – and "WITHHOLD" on ALL Crown Castle nominees.

As Crown Castle’s Annual Meeting is less than two weeks away, it is important that shareholders vote TODAY. Every vote is important. Shareholders must submit their vote no later than May 21, 2024, at 11:59pm ET.

If you have any questions about how to vote your shares, please contact our proxy solicitor, Morrow Sodali, by telephone 1-800-662-5200 or 203-658-9400 or email at Boots@info.morrowsodali.com.

For more information, including voting instructions, visit our website www.RebootCrownCastle.com.

*Boots Capital has neither sought nor obtained consent from Glass Lewis to use previously published information or quotations in this press release.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe the Participants’ (as defined below) objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if the underlying assumptions of Boots Capital (as defined below) or any of the other Participants in the proxy solicitation described herein prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Boots Capital or the other Participants that the future plans, estimates or expectations contemplated will ever be achieved. You should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Except to the extent required by applicable law, neither Boots Capital nor any Participant will undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Certain statements and information included herein have been sourced from third parties. Boots Capital and the other Participants do not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

The participants in the proxy solicitation are Boots Parallel 1, LP, Boots, LP, Boots Capital Management, LLC (“Boots Capital”), Boots GP, LLC, 4M Management Partners, LLC, 4M Investments, LLC, WRCB, L.P., Theodore B. Miller, Jr. and Tripp H. Rice (collectively, the “Boots Parties”); and Charles Campbell Green III and David P. Wheeler (together with Mr. Miller and Mr. Rice, the “Boots Nominees,” and together with the Boots Parties, the “Participants”).

Boots Capital and the other Participants have filed a definitive proxy statement and accompanying GOLD proxy card (the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on April 22, 2024 to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the 2024 annual meeting of stockholders of Crown Castle Inc., a Delaware corporation (“Crown Castle” or the “Corporation”).

IMPORTANT INFORMATION AND WHERE TO FIND IT

BOOTS CAPITAL STRONGLY ADVISES ALL STOCKHOLDERS OF CROWN CASTLE TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DEFINITIVE PROXY STATEMENT, AND OTHER PROXY MATERIALS FILED BY BOOTS CAPITAL AS THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV AND AT BOOTS CAPITAL’S WEBSITE AT WWW.REBOOTCROWNCASTLE.COM. THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WILL BE FURNISHED TO SOME OR ALL OF THE CORPORATION’S STOCKHOLDERS. STOCKHOLDERS MAY ALSO DIRECT A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, MORROW SODALI LLC, 430 PARK AVE., 14TH FLOOR, NEW YORK, NEW YORK 10022 (STOCKHOLDERS CAN CALL TOLL-FREE: (800) 662-5200).

Information about the Participants and a description of their direct or indirect interests by security holdings or otherwise can be found in the Definitive Proxy Statement.